UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 18, 2023

Magnachip Semiconductor Corporation
(Exact name of Registrant as specified in its charter)

Delaware	001-34791	83-0406195
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Magnachip Semiconductor, Ltd. 15F, 76 Jikji-daero 436beon-gil, Heungdeok-gu Cheongju-si, Chungcheongbuk-do, 28581, Republic of Korea	Not Applicable
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +82 (2) 6903-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its 2023 Annual Meeting of Stockholders (“Annual Meeting”) on May 18, 2023. As of the close of business on the record date of April 6, 2023, there were 42,549,137 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. The number of shares of the Company’s common stock present at the meeting, in person or by proxy, was 34,496,754, or 81.08% of the outstanding shares entitled to vote.

At the meeting, the following proposals were submitted to a vote of the Company’s stockholders, with the final voting results indicated below:

Proposal 1 – Election of Directors. The Company’s stockholders elected the following six directors to serve until the 2024 Annual Meetings of Stockholders and until their respective successors are elected and qualified.

	For	Withheld	Broker Non-Votes
Melvin L. Keating	19,237,049	8,578,340	6,681,365
Young-Joon (YJ) Kim	25,791,174	2,024,215	6,681,365
Ilbok Lee	23,727,126	4,088,263	6,681,365
Camillo Martino	24,972,515	2,842,874	6,681,365
Gary Tanner	20,176,625	7,638,764	6,681,365
Kyo-Hwa (Liz) Chung	25,798,282	2,017,107	6,681,365

Proposal 2 – Advisory Vote on the Compensation of the Named Executive Officers. The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s 2023 proxy materials.

For	Against	Abstained	Broker Non-Votes
24,785,988	2,196,951	832,450	6,681,365

Proposal 3 – Ratification of the Appointment of Samil PricewaterhouseCoopers. The Company’s stockholders ratified the appointment of Samil PricewaterhouseCoopers as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

For	Against	Abstained
34,210,803	268,306	17,645

There were no broker non-votes with respect to Proposal 3.

Proposal 4 – Approval of Amended and Restated 2020 Equity and Incentive Compensation Plan. The Company’s stockholders approved the Company’s Amended and Restated 2020 Equity and Incentive Compensation Plan.

For	Against	Abstained	Broker Non-Votes
23,873,521	3,904,687	37,181	6,681,365

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNACHIP SEMICONDUCTOR CORPORATION

Dated: May 19, 2023	By:	/s/ Theodore Kim
Theodore Kim
Chief Compliance Officer, General Counsel and Secretary